As filed with the Securities and Exchange Commission on March 13, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[   ] Definitive Additional Materials

[   ] Soliciting Material under Rule 14a-12

Schwartz Investment Trust
(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Address of principal executive offices)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHWARTZ INVESTMENT TRUST

Schwartz Value Focused Fund

Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Focused Fund

Ave Maria Bond Fund

March 14, 2025

Important Voting Information Inside

Please vote immediately!

You can vote through the internet, by telephone, or by mail.

Details on voting can be found on your proxy card.

BY TELEPHONE:	BY INTERNET:	BY MAIL:
Call the toll-free number found on your Proxy Card. Enter the control number on the Proxy Card and follow the instructions.	Visit the website found on your Proxy Card. Enter the control number on the Proxy Card and follow the instructions.	Complete the Proxy Card and mail in the postage-paid envelope. Be sure to SIGN your card before mailing.

Schwartz Investment Counsel, Inc.

March 14, 2025

Dear Shareholder,

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Schwartz Investment Trust (the “Trust”) to be held at 10:30 a.m., Eastern Time, on April 24, 2025 for the purpose of voting to approve a proposed new investment advisory agreement between the Trust, on behalf of each series of the Trust, and Schwartz Investment Counsel, Inc. (the “Adviser”). The shares of the Trust entitled to vote at the Meeting are issued in seven series: the Schwartz Value Focused Fund, the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund, and the Ave Maria Bond Fund (individually, a “Fund,” collectively, the “Funds”).

George P. Schwartz, the founder and Principal of the Adviser plans to transfer all of his ownership interest in the Adviser (currently 37.99%) to his family members (the “Transaction”), who are all long-time employees of the Adviser, as part of his estate planning and the Adviser’s succession planning. The change in beneficial ownership of the Adviser will be deemed to be a change in control of the Adviser and result in the automatic termination of the investment advisory agreements that are currently in effect (the “Present Advisory Agreements”) as is required under the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act and the Present Advisory Agreements, both require that we obtain approval from shareholders of a new investment advisory agreement (the “New Advisory Agreements”) for each Fund as a result of the change in control and termination of the Present Advisory Agreements. The Adviser’s new ownership structure will not result in any changes for existing shareholders, and will not change the advisory fee rate for any Fund or the investment strategies and investment processes that the Adviser currently uses to manage the Funds. The Trust’s Board of Trustees has approved each of the New Advisory Agreements and recommends that you vote “FOR” approval of the New Advisory Agreements.

Please review the Proxy Statement and vote your shares at your earliest convenience by completing and returning the enclosed proxy in the envelope provided or voting by telephone or through the internet. It is important that your vote be received no later than April 23, 2025.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions regarding the issue to be voted on or need assistance completing your proxy card, please contact Okapi Partners, our proxy solicitor, toll-free at 1-888- 785-6709. Representatives are available Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

Thank you for investing with Schwartz Investment Trust and for your continued support.

Sincerely,

George P. Schwartz, CFA

President and Chairman

Schwartz Value Focused Fund

Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Focused Fund

Ave Maria Bond Fund

Important Information to Help You Understand and Vote on the Proposals:

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.

Q: What is happening? Why did I get this package of materials?

A: A Special Meeting of Shareholders of Schwartz Investment Trust (the “Trust”) (the “Meeting”), will be held at 10:30 a.m., Eastern Time, on April 24, 2025. According to our records, you are a shareholder of record of one or more of the Funds in the Trust as of February 25, 2025, the Record Date for this Meeting.

Q: Why am I being asked to vote on proposed new advisory agreements?

A: George P. Schwartz, the founder and principal of the Adviser, plans to transfer all of his ownership interest in the Adviser (currently 37.99%) to his family members who are all long-time employees of the Adviser (the “Transaction”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the change in ownership of the Adviser as a result of the Transaction will be deemed a change in control of the Adviser. As noted above, the Transaction will result in a change in control of the Adviser effective as of the Closing and will be deemed an “assignment” and automatic termination of the investment advisory agreements that are currently in effect (the “Present Advisory Agreements”). Therefore, shareholders of the Funds are being asked to approve new investment advisory agreements (the “New Advisory Agreements”) in order for the Adviser to continue to serve as the investment adviser for each Fund. The closing of the Transaction (the “Closing”) is expected to take place on or about the date that shareholders of all the Funds have approved each New Advisory Agreement.

Q: How do the proposed New Advisory Agreements differ from the Present Advisory Agreements?

A: Except for the effective and termination dates and the initial term, the terms of the New Advisory Agreements are substantially similar to the terms of the corresponding Present Advisory Agreements, except for certain updates described in the Proxy Statement that management does not consider to be material. The investment strategies and investment processes that are currently applied in managing the Funds will not change as a result of the New Advisory Agreements. There will not be any changes to the advisory fee rate for any Fund as a result of the New Advisory Agreements.

Q: How will the Transaction affect the shareholders of the Funds?

A: Other than the change in the ownership structure of the Adviser, the operations of the Adviser will stay the same and the same personnel of the Adviser who currently provide investment advisory services to the Funds will continue to do so upon approval of the New Advisory Agreements. Mr. Schwartz will continue in his role as Executive Chairman of the Adviser after the Closing.

Q: Will the total fees payable under the New Advisory Agreements increase?

A: No. The advisory fee rate payable to the Adviser by the Funds under the New Advisory Agreements will be the same as the advisory fee rate paid to the Adviser by the Funds under the Present Advisory Agreements.

Q: Why might I receive more than one Proxy Card?

A: If you own shares that are registered in different accounts, you may receive a separate proxy card for the shares held in each named account and you should vote each proxy card that you receive.

Q: How does the Board of Trustees recommend that I vote?

A: After careful consideration of the proposals, the Board of Trustees unanimously recommends that you vote FOR the proposals. The various factors that the Board of Trustees considered in making this determination are described in the Proxy Statement.

Q: What will happen if there are not enough votes to hold the Meeting?

A: It is important that shareholders vote by telephone, through the internet, or by mail, but no later than April 23, 2025, to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you. If we have not received sufficient votes for any one Fund to have a quorum at the Meeting, or have not received enough votes any one Fund to approve the proposal with respect to that Fund, we will adjourn the Meeting to a later date so we can continue to seek more votes for the applicable Fund or Funds. If the Funds’ shareholders do not approve the New Advisory Agreements, the Adviser will consider other alternatives, including delaying the Closing until shareholders of each Fund have approved their respective New Advisory Agreement.

Q: Who should I call for additional information about the Proxy Statement?

A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, please call Okapi Partners LLC, toll-free at 1-888-785-6709.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

SCHWARTZ INVESTMENT TRUST

Schwartz Value Focused Fund

Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Focused Fund

Ave Maria Bond Fund

(individually, a “Fund,” collectively, the “Funds”)

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

1-888-726-9331

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on April 24, 2025

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Schwartz Investment Trust, an Ohio business trust (the “Trust”), will be held at the offices of Ultimus Fund Solutions, LLC, the Trust’s administrator and transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on April 24, 2025, at 10:30 a.m., Eastern time. The Meeting is being held so that shareholders can vote on the following proposals:

1.	To Approve a Proposed New Investment Advisory Agreement between Schwartz Investment Counsel, Inc. and each Fund; and

2.	To Approve any Adjournments of the Meeting from Time to Time to Solicit Additional Proxies if There are Insufficient Votes at the Time of the Meeting to Constitute a Quorum or to Approve the First Proposal.

Shareholders of record as of the close of business on February 25, 2025 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

The Proxy Statement is available at www.OkapiVote.com/AveMaria or by calling 1-888-785-6709 You may vote by mail, by telephone, or through the internet, as follows. We encourage you to vote by telephone or through the internet to reduce the time and costs associated with this proxy solicitation. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

BY TELEPHONE:	BY INTERNET:	BY MAIL:
Call the toll-free number found on your Proxy Card. Enter the control number on the Proxy Card and follow the instructions.	Visit the website found on your Proxy Card. Enter the control number on the Proxy Card and follow the instructions.	Complete the Proxy Card and mail in the postage-paid envelope. Be sure to SIGN your card before mailing.

We appreciate your participation and prompt response to this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call Okapi Partners, our proxy solicitor, toll-free at 1-888-785-6709.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSALS.

March 14, 2025	BY ORDER OF THE BOARD OF TRUSTEES

Todd E. Heim Assistant Secretary

SCHWARTZ INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS

Schwartz Value Focused Fund

Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Focused Fund

Ave Maria Bond Fund

To Be Held on April 24, 2025

PROXY STATEMENT

INFORMATION ABOUT THE MEETING

This proxy statement is being provided to you in connection with a solicitation of proxies made by and on behalf of the Board of Trustees in connection with the Special Meeting of Shareholders to be held on April 24, 2025 at 10:30 a.m., Eastern time (the “Meeting”). The Meeting will be held at the offices of the Trust’s administrator and transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. In this proxy statement, Schwartz Investment Trust will be referred to as the “Trust.” The shares of the Trust entitled to vote at the Meeting are issued in seven series: the Schwartz Value Focused Fund, the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund, and the Ave Maria Bond Fund (each of which will be referred to individually as a “Fund,” and together as the “Funds”).

This notice of Meeting and proxy statement are first being mailed to shareholders on or around March 18, 2025. Supplementary solicitations may be made by representatives of the Trust by mail, telephone, e-mail, or other electronic means.

Costs of Proxy and Proxy Solicitation Services. All costs associated with the Meeting, including the expenses of preparing, printing and mailing this proxy statement, legal expenses, and the solicitation and tabulation of proxies, will be borne by Schwartz Investment Counsel, Inc. (the “Adviser”). The Trust has retained Okapi Partners to assist with the distribution, tabulation and solicitation of proxies. The estimated costs of these services by Okapi Partners is $290,674. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward this proxy statement to the beneficial owners of shares of the Funds and obtain authorization for executing proxies. The Adviser will reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred in the forwarding of proxy materials to the beneficial owners. Supplementary proxy solicitation services may include any additional solicitation made by letter, Internet, telephone, e-mail or other electronic communications.

BY VOTING IMMEDIATELY, YOU CAN HELP AVOID THE CONSIDERABLE EXPENSE OF ANY ADDITIONAL SOLICITATION OF PROXIES

Voting Your Proxy. If you vote your proxy now, you may revoke it before the Meeting using any of the voting procedures described on your proxy card or by attending the Meeting and voting in person. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of the proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

Record Date and Outstanding Shares. The Board of Trustees has fixed the close of business on February 25, 2025 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and a proportionate vote for fractional shares held. No shares have cumulative voting rights. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Trust is 155,106,332.232, consisting of the following amount for each Fund.

Fund	Outstanding Shares
Schwartz Value Focused Fund	1,291,650.079
Ave Maria Value Fund	17,223,877.719
Ave Maria Growth Fund	22,655,528.214
Ave Maria Rising Dividend Fund	46,500,083.085
Ave Maria World Equity Fund	5,809,249.640
Ave Maria Focused Fund	3,858,200.626
Ave Maria Bond Fund	57,767,742.869

Shareholder Vote Required. Each Fund will vote separately on the New Advisory Agreement. If a quorum (more than 50% of the outstanding shares of a Fund) is represented at the Meeting, the vote of a majority of the outstanding shares of the Fund is required to approve Proposal 1. The vote of a majority of the outstanding shares of a Fund is defined as the lesser of: (i) 67% or more of the voting shares of each Fund entitled to vote present or represented by proxy at the Meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding shares. The approval of any adjournment(s) of the Meeting requires the vote of a majority of the votes cast, either in person or by proxy at the Meeting, even if the number of votes cast is fewer then the number required for a quorum.

Quorum. A quorum is the number of shares legally required to be at a Meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the Meeting for each Fund, or if a quorum is present at the Meeting but sufficient votes are not received by each Fund to approve the proposals, the persons named as proxies will propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies received that voted in favor of the proposal in favor of an adjournment, and will vote those proxies for which they are required to vote “AGAINST” the proposal against any such adjournment.

Abstentions are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” effectively will be a vote against the proposal and will have no effect on a vote for adjournment.

Trustee Votes. The Trustees intend to vote all of their shares held in the Funds in favor of the proposals described herein. As of the Record Date, the Trustees and officers of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund as shown on the transfer agent’s records.

PROPOSAL 1:	TO APPROVE A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH SCHWARTZ INVESTMENT COUNSEL, INC.

Shareholders of the Funds are being asked to vote on a proposed new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreements”). The 1940 Act provides in part that an owner of more than 25% of the outstanding voting securities of an entity is presumed to have a controlling interest in that entity. George P. Schwartz, the founder and principal of the Adviser, plans to transfer his entire ownership interest in the Adviser (currently 37.99%) to his family members (the “Transaction”) who are all long-time employees of the Adviser. Because Mr. George Schwartz’s ownership interest in the Adviser is in excess of 25%, the Transaction will result in an assignment and automatic termination of the Present Advisory Agreements, but will not result in a change in the operations of the Adviser, other than a change in its ownership structure. The Board of Trustees has approved a New Advisory Agreement between the Trust, on behalf of each Fund, and the Adviser in order for the Adviser to continue to serve as each Fund’s investment adviser after the closing of the Transaction (the “Closing”). Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders. In order for the Adviser to continue to serve as investment adviser to each Fund on an ongoing basis after the Closing, the Adviser is asking shareholders of each Fund to approve the New Advisory Agreement with respect to that Fund.

Summary of the Transaction. As discussed above, in the Transaction, Mr. George Schwartz plans to transfer his entire ownership interest in the Adviser (currently 37.99%) to his family members who are all long-time employees of the Adviser. After the Closing, which is expected to take place on or about the date that shareholders of all the Funds have approved each New Advisory Agreement, Mr. Schwartz’ family members will directly own 87.01% of the outstanding shares of the Adviser and the remaining shares (12.99%) will be owned by employees of the Adviser who are not Mr. Schwartz’ family members. Mr. Schwartz will continue in his role as Executive Chairman of the Adviser after the Closing.

The New Advisory Agreements. The New Advisory Agreements, if approved by shareholders, will replace the Present Advisory Agreements. The terms and conditions of the New Advisory Agreement for each Fund are substantially similar to each corresponding Present Advisory Agreement and principally differ with respect to a change in the effective date and the termination date. The New Advisory Agreements may also contain certain updates that management does not consider to be material, including updates to the name of a Fund, the name of the custodian, the address of the Adviser, the names and titles of the signers, and the removal of “Amended and Restated” from the name of the New Advisory Agreement. In addition, because the Present Advisory Agreements for certain Funds specifically include the terms of the Adviser’s agreement to limit their operating expenses, the New Advisory Agreements will reflect the current expense limitation arrangements. Because not all of the Present Advisory Agreements are substantially the same among the Funds, the number and substance of nonmaterial updates will differ among each New Advisory Agreement. There is no change in the fee rate payable by each Fund to the Adviser. Under the New Advisory Agreements, the Adviser will continue to be responsible for managing the investment and reinvestment of each Fund’s portfolio assets in securities, including buying, selling and trading in all stocks, bonds and other assets of the Funds, and establishing, maintaining and trading in brokerage accounts for, and in the name of, the Funds, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objectives, policies and restrictions of the Funds. Fees paid to the Adviser under the New Advisory Agreements will be calculated at the same rate as the fees charged under the Present Advisory Agreements. The New Advisory Agreements, like the Present Advisory Agreements, provide that the Adviser shall not be liable for any mistake of judgment or any loss suffered by a Fund in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect the Adviser against any liability to a Fund or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Adviser’s reckless disregard of its obligations and duties thereunder.

The New Advisory Agreements, if approved by shareholders, will become effective with respect to each Fund on or about the Closing and will remain in force for an initial term of one year, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund. The effectiveness of the New Advisory Agreement with respect to one Fund is not contingent in any way on shareholder approval of the New Advisory Agreement with respect to any other Fund. The continuance of the New Advisory Agreement beyond the initial one-year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. Each New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Fund, or by the Adviser. The New Advisory Agreements would automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

If shareholders of a Fund do not approve the New Advisory Agreement with respect to that Fund, the Adviser will consider other appropriate action in accordance with the 1940 Act, including delaying the Closing until shareholders of each Fund have approved their respective New Advisory Agreement.

The form of each of the proposed New Advisory Agreements is attached hereto as Exhibits A though G. The descriptions of the New Advisory Agreements set forth in this Proxy Statement are only a summary and are qualified in their entirety by reference to Exhibits A through G.

Expense Limitation Agreements. The Adviser currently has a contractual expense limitation agreement in place for each Fund (each, an “Expense Limitation Agreement,” and together, the “Expense Limitation Agreements”) whereby it has agreed to reduce its investment advisory fees and reimburse other expenses so that the aggregate ordinary operating expenses of a Fund does not exceed a certain percentage of its daily net assets. Upon approval of the New Advisory Agreement for each Fund, the Adviser will enter into a new Expense Limitation Agreement for each Fund, whereby it has agreed to reduce its management fees and to pay other operating expenses of a Fund, if necessary, in an amount that limits annual operating expenses (excluding acquired fund fees, interest, taxes, brokerage costs, and other expenses) to not more than 1.25% of the average daily net assets for each Fund, except the Ave Maria Bond Fund, which has an expense limitation of 0.60%. These expense limitations are the same as under the current Expense Limitation Agreement for each Fund. Under the terms of both the current and new Expense Limitation Agreements, the Adviser may recover from the Fund any management fee reductions and expense reimbursements for a period of three years after such fee reductions or expenses were incurred, provided that the repayments do not cause the Fund’s total annual fund operating expenses (excluding acquired fund fees, interest, taxes, brokerage costs, and other expenses) to exceed the agreed upon limit. The Expense Limitation Agreements will continue for one year after the Closing and, after one year, the Funds’ operating expenses may increase.

During the December 31, 2024 fiscal year, the Adviser waived $16,460 of its advisory fees for the Schwartz Value Focused Fund and recouped $38,906 in prior fee reductions. The Adviser may recover $63,028 in prior advisory fee waivers and fee reductions for the Schwartz Value Focused Fund in the future. Of this amount, the Adviser may recover $36,210 no later than December 31, 2025, $10,358 no later than December 31, 2026, and $16,460 no later than December 31, 2027. There were no advisory fee waivers or fee recoupments for any other Fund during the December 31, 2024 fiscal year.

The Present Advisory Agreements. The Adviser has served as investment adviser to each Fund since its inception. The following table shows the dates of the Present Advisory Agreements for the Funds and the dates the Present Advisory Agreements were last approved by shareholders. The Present Advisory Agreements were last approved by the Board of Trustees, including all of the Independent Trustees, on February 12, 2025.

	Date of Agreement	Date Approved by Shareholders
Schwartz Value Focused Fund	January 28, 1993, Amended January 28, 2005, February 1, 2006, May 1, 2010 and May 1, 2022	January 28, 1993
Ave Maria Value Fund	April 26, 2001, Amended May 1, 2010, May 1, 2019 and May 1, 2021	April 26, 2001
Ave Maria Growth Fund	April 30, 2003, Amended May 1, 2010, May 1, 2017 and January 1, 2018	April 30, 2003
Ave Maria Rising Dividend Fund	April 28, 2005	April 28, 2005
Ave Maria World Equity Fund	April 23, 2010, Amended May 1, 2022	April 30, 2010
Ave Maria Focused Fund	May 1, 2020, Amended May 1, 2022	May 1, 2020
Ave Maria Bond Fund	April 30, 2003, Amended May 1, 2021	April 30, 2003

The following table shows the advisory fee rates under the Present Advisory Agreements and the aggregate amount of advisory fees paid by the Funds during the December 31, 2024 fiscal year.

	Advisory Fee Rate	Advisory Fees Paid During 12-31-24 Fiscal Year
Schwartz Value Focused Fund	0.75%	0.81%*
Ave Maria Value Fund	0.75%	0.75%
Ave Maria Growth Fund	0.75%	0.75%
Ave Maria Rising Dividend Fund	0.75%	0.75%
Ave Maria World Equity Fund	0.75%	0.75%
Ave Maria Focused Fund	0.75%	0.75%
Ave Maria Bond Fund	0.25%	0.25%

*	Represents the 0.75% contractual advisory fee rate plus 0.06% in fee recoupments to the Adviser.

Information About the Adviser

The Adviser is a Michigan corporation having its principal office at 801 W. Ann Arbor Trail, Plymouth, Michigan 48170. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and also acts as an investment adviser to individuals, trusts, retirement plans, endowments, and foundations. As of December 31, 2024, the Adviser had approximately $3.65 billion in assets under management.

The following table shows the ownership interests in the Adviser presently and after the Closing. As of the date of this Proxy Statement, George P. Schwartz is the control person of the Adviser through his direct ownership of approximately 38% of the Adviser’s outstanding shares.

Name	Present Ownership	Ownership After the Closing
George P. Schwartz	37.99%	0%
Timothy S. Schwartz	16.42%	24.02%
Michael J. Schwartz	15.44%	23.04%
Robert C. Schwartz	14.95%	22.55%
Annie Malcolm	1.10%	8.70%
Katherine Hord	1.10%	8.70%
Other Employees of the Adviser	13.00%	12.99%

The following is a list of the current executive officers of the Adviser and their position with the Trust. The address of each officer is 801 W. Ann Arbor Trail, Plymouth, Michigan 48170 unless otherwise noted.

Name	Position with the Adviser	Position with the Trust
George P. Schwartz	Executive Chairman	Chairman and President
Timothy S. Schwartz*	President, Chief Executive Officer	Treasurer
Cathy M. Stoner	Chief Compliance Officer, Vice President, Chief Financial Officer	Chief Compliance Officer
Michael J. Schwartz*	Executive Vice President	None
Robert C. Schwartz	Senior Vice President	Vice President & Secretary
Brandon S. Scheitler	Senior Vice President	None
Edward Farragher	Director	None
John Gibbons	Director	None
Patrick Nolan	Director	None

*	Address is 5060 Annunciation Circle, Suite 101, Ave Maria, Florida 34142

Reliance on Section 15(f) of the 1940 Act

The Board has been advised by the Adviser that, in connection with the anticipated change in control, the Adviser intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a sale of securities of an investment adviser so long as two conditions are met.

First, for a period of three years after the Closing, at least 75% of the Board must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser. The Funds intend to comply with this 75% requirement with respect to the Board for the three-year period from the date of the Closing.

Second, for a period of two years following the Closing, the Adviser must not impose on the Funds any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understanding related to it. An “unfair burden” would include any arrangements whereby an “adviser” or an “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund). The Adviser has agreed that it will not take or recommend any act that would constitute an “unfair burden,” as defined above, on a Fund for a period of two years from the date of the Closing.

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreements at an in-person meeting held on February 12, 2025, at which all of the Trustees were present in person. In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the New Advisory Agreements. The Independent Trustees received and reviewed information provided by the Adviser in response to their requests through their counsel. The Independent Trustees discussed the proposed New Advisory Agreements in a private session with their independent legal counsel at which no representatives of the Adviser were present.

In making the determination to recommend approval of the New Advisory Agreements to shareholders of each Fund, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the New Advisory Agreements would be in the best interests of each Fund and its shareholders. The Board of Trustees gave substantial weight to the Adviser’s representations that: (i) the responsibilities of the Adviser under the New Advisory Agreements are the same as under the Present Advisory Agreements; (ii) the operations of the Adviser and the nature, extent and quality of advisory services provided to the Funds will not be affected as a result of the New Advisory Agreements; (iii) the same personnel of the Adviser who currently provide investment advisory services to the Funds will continue to do so upon approval of the New Advisory Agreements; (iv) the management fee payable by each Fund will be at the same rate as the compensation now payable by the Fund; and (v) the overall financial condition of the Adviser will remain strong following the Transaction.

In addition, the Trustees considered a wide range of information of the type they would regularly consider when determining whether to continue an investment advisory agreement as in effect from year to year, including information regarding the operations of the Adviser and the performance of the Funds that they had been provided throughout the year at regular meetings of the Board. The Independent Trustees considered information in connection with their determination whether to approve the continuation of the Present Advisory Agreements, which information was also relevant to their determination whether to approve the New Advisory Agreements.

In considering whether to approve the New Advisory Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors as he deemed appropriate. The Trustees considered the following factors, among other things, in connection with their approval of the New Advisory Agreements:

●	The nature, extent and quality of the services provided by the Adviser under the Present Advisory Agreements and the nature, extent and quality of the services expected to be provided by the Adviser under the New Advisory Agreements, including any potential fall- out benefits (any advantages to the Adviser beyond the stated advisory fee, such as soft dollar arrangements and increased visibility from the Adviser’s relationship with the Funds);

●	The fees to be charged for those services and the Adviser’s anticipated profitability with respect to each Fund, including any potential fall-out benefits;

●	Each Fund’s investment performance over different time periods; and

●	The extent to which economies of scale may be realized as a Fund grows.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of services to be provided by the Adviser under the New Advisory Agreements, the Independent Trustees took into account, among other factors, the Adviser’s fundamental investment process, the operational, compliance and regulatory roles to be performed by the Adviser and the overall level of attention it devotes to its core management process. The Independent Trustees also considered the Adviser’s independent thinking and commitment to its investment process during periods of market volatility, and during periods when value stocks have fallen out-of-favor with the markets. With respect to each of the Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, Ave Maria Focused Fund, and Ave Maria Bond Fund, the Independent Trustees additionally considered the efforts of the Adviser to apply a moral screening process that is designed to avoid investments that are contrary to the core values and teachings of the Roman Catholic Church and that the process includes incorporating criteria set by a Catholic Advisory Board for screening companies.1 The Independent Trustees took into account the consistency of the Adviser’s management of the Funds in accordance with their investment objective, strategy and policies. The Independent Trustees also noted that the Adviser had discussed whether it experienced any indirect fall-out benefits (i.e., any advantages to the Adviser beyond the stated advisory fee, such as soft dollar arrangements and increased visibility from the Adviser’s relationship with the Funds) for serving as investment adviser to the Funds, and whether these benefits are expected to change under the New Advisory Agreements, and the Adviser indicated that it did not expect these benefits to change under the New Advisory Agreements. After taking into account all this information, the Independent Trustees concluded that the nature, extent, and quality of services to be provided by the Adviser to the Funds would be satisfactory.

Investment Performance

The Independent Trustees considered the performance of each Fund against its Morningstar category peers as provided by ISS Market Intelligence (“ISS”), an independent third-party provider of mutual fund data, for the one-year period ended November 30, 2024, as well as for longer-term periods.

The Independent Trustees took into account that Schwartz Value Focused Fund, Ave Maria Value Fund and Ave Maria Bond Fund each placed in the first (top) quartile of its respective Morningstar peer category for the 1-year period ended November 30, 2024. The Independent Trustees also took into account that Ave Maria Focused Fund placed in the second quartile of its Morningstar peer category for the 1-year period ended November 30, 2024. With respect to the relative underperformance for each of Ave Maria Growth Fund, Ave Maria Rising Dividend Fund and Ave Maria World Equity Fund, the Independent Trustees took into account the Adviser’s discussion of the reasons for the Funds’ relative underperformance, including the impact of market conditions and the impact of the Funds’ moral screening criteria on the Funds’ investment results.

The Independent Trustees also considered the longer-term performance of the Funds. The Independent Trustees took into account that as of November 30, 2024: Schwartz Value Focused Fund and Ave Maria Bond Fund each placed in the first quartile of its respective Morningstar peer category for the 3-, 5- and 10-year periods; Ave Maria Value Fund placed in the first quartile of its Morningstar peer category for the 3- and 5-year periods; Ave Maria Rising Dividend Fund and Ave Maria Focused Fund each placed in the first quartile of its respective Morningstar peer category for the 3-year period; and Ave Maria Growth Fund and Ave Maria World Equity Fund each placed in the second quartile of its respective Morningstar peer category for the 3-year period.

The Independent Trustees concluded that the performance of the Funds was satisfactory considering all of the facts and circumstances.

[1]	The Schwartz Value Focused Fund will also follow a similar moral screening process as of April 28, 2025.

The Costs of Services and Profits to be Realized by the Adviser

The Trustees reviewed information provided by ISS on the advisory fees to be paid by each Fund and compared such fees to the advisory fees paid by similar mutual funds, as compiled by Morningstar. The Trustees also compared each Fund’s total expense ratio, of which a Fund’s advisory fee is a part, with expense ratios of representative funds within its Morningstar peer group.

The Independent Trustees took into account that the net total expense ratio for Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Bond Fund and Ave Maria Focused Fund was below the median of its respective Morningstar peer group category, the net total expense ratio for Schwartz Value Focused Fund was equal to the median of its Morningstar peer group category, and the net total expense ratio for Ave Maria World Equity Fund was above the median of its Morningstar peer group category.

The Independent Trustees also reviewed information on fee rates the Adviser charges to accounts that have investment programs similar to those of the Funds and considered the differences in the nature and scope of services the Adviser provides to the Funds, including the higher compliance risks and regulatory costs of managing the Funds, as compared to the Adviser’s other types of client accounts. After taking into account all this information, the Trustees found that the costs of the services to be provided to the Funds would be reasonable in light of the quality and scope of services that are proposed to be provided to the Funds.

The Independent Trustees also considered the anticipated profits of the Adviser with respect to each Fund and the methodology by which the Adviser calculates its profitability information, and concluded that the anticipated profits of the Adviser would be reasonable in light of the quality and scope of services that are proposed to be provided to the Funds.

The Independent Trustees also considered that, based on the Adviser’s representations provided at the February 12, 2025 Board meeting, the Adviser would not take any actions and would not fail to take any actions, that would cause conditions of Section 15(f) of the 1940 Act not to be satisfied, including a three-year period after the Closing during which at least 75% of the members of the Board would remain disinterested within the meaning of the 1940 Act, and a two-year period during which the Adviser would not impose an “unfair burden” on the Funds.

The Extent to Which Economies of Scale Would be Realized and Whether Advisory Fee Levels Reflect these Economies of Scale

The Independent Trustees discussed the extent to which shareholders have realized economies of scale with respect to the management of the Funds. The Independent Trustees were mindful of the Adviser’s history of waiving the expenses of certain Funds and reducing the advisory fees of certain other Funds in order to maintain a lower total annual operating expense ratio for those Funds. The Independent Trustees also took into account the proposed new Expense Limitation Agreements for the Funds. They also noted that the Adviser seeks to achieve additional economies of scale through its asset gathering efforts on behalf of the Funds. The Independent Trustees concluded that the extent to which shareholders would achieve economies of scale as the Funds grow would be acceptable.

Conclusion

The Board, including the Independent Trustees, subsequently voted to approve the New Advisory Agreements. In reaching their decision regarding the approval of the New Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling, and each Trustee may have attributed different weights to certain factors. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to approve the New Advisory Agreements for an initial one-year period.

OTHER SERVICE PROVIDERS

Administrator. Ultimus Fund Solutions, LLC (“Ultimus”) provides the Funds with administration, fund accounting and transfer agent and shareholder services. The mailing address of Ultimus is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Principal Underwriter. Ultimus Fund Distributors, LLC (the “Distributor”) is the Funds’ principal underwriter. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor’s mailing address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

ADDITIONAL INFORMATION

Annual and Semiannual Reports. The Trust will furnish, without charge, a copy of each Fund’s most recent annual and semiannual financial statements and reports upon request. To request these documents, please call us at 1-888-726-9331 (Ave Maria Funds), 1-888-726-0753 (Schwartz Value Focused Fund), or write to the Trust at P.O. Box 46707, Cincinnati, Ohio 45246. The annual and semiannual reports are also available on the Funds’ websites at www.schwartzvaluefocusedfund and www.avemariafunds.com.

Principal Shareholders of the Funds. The following table sets forth, as of the Record Date, the share ownership of those shareholders known by the Trust to own of record or beneficially more than 5% of the outstanding shares of a Fund.

Fund	Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Schwartz Value Focused Fund	Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street, San Francisco, CA 94105	205,799.824	16.00%
Schwartz Value Focused Fund	Mary Jo Argenta Living Trust Mary Jo Argenta Trustee c/o Schwartz Investment Counsel 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170	147,720.173	11.49%
Ave Maria Value Fund	Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street, San Francisco, CA 94105	1,536,922.686	8.92%
Ave Maria Growth Fund	Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street, San Francisco, CA 94105	3,580,979.487	15.81%
Ave Maria Bond Fund	Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street, San Francisco, CA 94105	7,280,175.520	12.60%
Ave Maria Bond Fund	Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131	6,029,595.063	10.44%
Ave Maria Rising Dividend Fund	Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street, San Francisco, CA 94105	5,412,009.398	11.64%
Ave Maria World Equity Fund	Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street, San Francisco, CA 94105	640,071.002	11.02%
Ave Maria Focused Fund	Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street, San Francisco, CA 94105	473,274.839	12.27%
Ave Maria Focused Fund	Mary Jo Argenta Living Trust Mary Jo Argenta Trustee c/o Schwartz Investment Counsel 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170	413,104.928	10.71%

OTHER BUSINESS

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. The authority granted to the proxy holders to adjourn the Meeting in Proposal 2 will be used only to solicit votes for Proposal 1. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment. As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances.

Shareholders may communicate with the Board of Trustees, or, if applicable, specified individual Trustees, by writing to Schwartz Investment Trust, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170. Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

By Order of the Board of Trustees

Todd E. Heim Assistant Secretary

Date: March 14, 2025

EXHIBIT A – Form of New Advisory Agreement for the Schwartz Value Focused Fund

EXHIBIT B – Form of New Advisory Agreement for the Ave Maria Value Fund

EXHIBIT C – Form of New Advisory Agreement for the Ave Maria Growth Fund

EXHIBIT D – Form of New Advisory Agreement for the Ave Maria Rising Dividend Fund

EXHIBIT E – Form of New Advisory Agreement for the Ave Maria World Equity Fund

EXHIBIT F – Form of New Advisory Agreement for the Ave Maria Focused Fund

EXHIBIT G – Form of New Advisory Agreement for the Ave Maria Bond Fund

EXHIBIT A – FORM OF NEW ADVISORY AGREEMENT FOR SCHWARTZ VALUE FOCUSED FUND

Schwartz Investment Trust

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

Schwartz Investment Counsel, Inc.

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

Re: Advisory Agreement

Ladies and Gentlemen:

Schwartz Investment Trust (the “Trust”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder. The Trust has established the Schwartz Value Focused Fund (the “Fund”) as a series of shares of the Trust.

1.          Appointment as Adviser. The Trust being duly authorized hereby appoints and employs Schwartz Investment Counsel, Inc. (“Adviser”) as discretionary portfolio manager, on the terms and conditions set forth herein, of the Fund.

2.           Acceptance of Appointment; Standard of Performance. Adviser accepts the appointment as discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

3.           Portfolio Management Services of Adviser. Adviser is hereby employed and authorized to select portfolio securities for investment by the Trust on behalf of the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to Adviser and the investment objectives, policies and restrictions of the Trust applicable to the Fund furnished pursuant to paragraph 4. Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. Adviser shall maintain on behalf of the Trust the records listed in Schedule A hereto (as amended from time to time). At the Trust’s reasonable request, Adviser will consult with the Trust with respect to any decision made by it with respect to the investments of the Fund.

4.           Investment Objectives, Policies and Restrictions. The Trust will provide Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Trust’s registration statements under the Act and the Securities Act of 1933, and any instructions adopted by the Trustees supplemental thereto. The Trust will provide Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as Adviser may from time to time reasonably request. The Trust retains the right, on written notice to Adviser from the Trust, to modify any such objectives, policies or restrictions in any manner at any time.

5.          Transaction Procedures. All transactions will be consummated by payment to or delivery by US Bank, N.A., or any successor custodian (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Trust, of all cash and/or securities due to or from the Fund, and Adviser shall not have possession or custody thereof. Adviser shall advise Custodian and confirm in writing to the Trust and to Ultimus Fund Solutions, LLC, or any other designated agent of the Trust, all investment orders for the Fund placed by it with brokers and dealers. Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser.

6.            Allocation of Brokerage. Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by Adviser and to select the markets on or in which the transactions will be executed.

In doing so, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Trust’s investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust’s Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

For each fiscal quarter of the Trust, Adviser shall prepare and render reports to the Trust’s Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

7.            Administrative Services of Adviser. The Adviser shall furnish to the Trust on behalf of the Fund, but only to the extent that the Trust does not have in effect a contract or contracts requiring a party or parties other than the Trust to furnish one or more of the following described services to the Trust, adequate (i) office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and (ii) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Trust, including complying with the securities, tax and other reporting requirements of the United States and the various states in which the Trust does business, conducting correspondence and other communications with the shareholders of the Fund, and maintaining records in connection with the investment and business activities of the Fund.

8.             Proxies. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the request of the Trust, Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

9.            Reports to Adviser. The Trust will provide Adviser with such periodic reports concerning the status of the Fund as Adviser may reasonably request.

10.          Fees for Services. For all of the services to be rendered and payments made as provided in this Agreement, the Fund will pay the Adviser a fee, computed and accrued daily and paid quarterly, at the annual rate of 0.75% of the Fund’s average daily net assets. If the Adviser serves as investment adviser for less than the whole of any period specified in this Section 10, the compensation to the Adviser shall be prorated. For purposes of calculating the Adviser’s fee, the daily value of the Fund’s net assets shall be computed by the same method as the Trust uses to compute the net asset value of that Fund.

11.          Allocation of Charges and Expenses. Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth herein, and shall bear the expense thereof. Adviser shall compensate all Trustees, officers and employees of the Trust who are also officers, partners or employees of Adviser.

Adviser will compensate the Trust’s principal underwriter for the performance of its obligations under the Underwriting Agreement with the Trust.

The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under Federal and State securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer and dividend disbursing agent and the accounting and pricing agent of the Fund, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of Trustees of the Trust who are not affiliated with Adviser, the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses for delivery to the Fund’s shareholders, the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders, expenses of shareholders’ meetings and proxy solicitations, such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust’s officers and Trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Trust’s obligations. All other expenses not expressly assumed by Adviser herein incurred in connection with the registration of shares and operations of the Fund will be borne by the Fund.

12.          Other Investment Activities of Adviser. The Trust acknowledges that Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Trust agrees that Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that Adviser acts in good faith, and provided further, that it is Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co- investment or other rights in respect of any such investment, either for the Fund or otherwise.

13.           Certificate of Authority. The Trust and the Adviser shall furnish to each other from time to time certified copies of the resolutions of their Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund and/or the Adviser.

14.          Liabilities of Adviser. Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder. Nothing in this paragraph 14 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

15.          Confidentiality. Subject to the duty of Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of Adviser and the Trust in respect thereof.

16.          Assignment. No assignment of this Agreement shall be made by Adviser, and this Agreement shall terminate automatically in the event of such assignment. Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with Adviser.

17.         Representation, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

A.       Adviser has been duly appointed by the Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

B.       The Trust will deliver to Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for Adviser to carry out its obligations under this Agreement.

C.       The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable law and regulations.

18.         Representations, Warranties and Agreements of Adviser. Adviser represents, warrants and agrees that:

A.      Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

B.       Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule

A. Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

C.       Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

D.       Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of Adviser shall certify to the Trust that Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to Adviser by Rule 17j-1(c)(1).

E.       Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust.

F.       Upon request of the Trust, Adviser will provide assistance to the Custodian in the collection of income due or payable to the Fund.

G.       Adviser will immediately notify the Trust of the occurrence of any event which would disqualify Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

19.          Amendment. This Agreement may be amended at any time, but only by written agreement between Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

20.          Effective Date; Term. This Agreement shall become effective on the date of its execution and shall remain in force for a period of one (1) year from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

21.          Termination. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days’ written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

22.          Limitation of Liability. The term “Schwartz Investment Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust.

23.          Definitions. As used in paragraphs 16 and 20 of this Agreement, the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the Act and the rules and regulations thereunder.

24.          Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Michigan.

SCHWARTZ INVESTMENT TRUST

Attest: _____________	By:
Title:
Date:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

SCHWARTZ INVESTMENT COUNSEL, INC.

Attest: _____________	By:
Title:
Date:

SCHEDULE A

RECORDS TO BE MAINTAINED BY THE ADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;

B.	The terms and conditions of the order and of any modification or cancellation thereof;

C.	The time of entry or cancellation;

D.	The price at which executed;

E.	The time of receipt of a report of execution; and

F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Trust;

(b)	The Adviser;

(c)	The Trust’s principal underwriter; and

(d)	Any person affiliated with the foregoing persons.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Adviser’s transactions with respect to the Fund.

*	Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.

EXHIBIT B – FORM OF NEW ADVISORY AGREEMENT FOR AVE MARIA VALUE FUND

Schwartz Investment Trust

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

Schwartz Investment Counsel, Inc.

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

Re: Advisory Agreement

Ladies and Gentlemen:

Schwartz Investment Trust (the “Trust”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder. The Trust has established the Ave Maria Value Fund (the “Fund”) as a series of shares of the Trust.

1.           Appointment as Adviser. The Trust being duly authorized hereby appoints and employs Schwartz Investment Counsel, Inc. (“Adviser”) as discretionary portfolio manager, on the terms and conditions set forth herein, of the Fund.

2.           Acceptance of Appointment; Standard of Performance. Adviser accepts the appointment as discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

3.           Portfolio Management Services of Adviser. Adviser is hereby employed and authorized to select portfolio securities for investment by the Trust on behalf of the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to Adviser and the investment objectives, policies and

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restrictions of the Trust applicable to the Fund furnished pursuant to paragraph 4. Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. Adviser shall maintain on behalf of the Trust the records listed in Schedule A hereto (as amended from time to time). At the Trust’s reasonable request, Adviser will consult with the Trust with respect to any decision made by it with respect to the investments of the Fund.

4.           Investment Objectives, Policies and Restrictions. The Trust will provide Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Trust’s registration statements under the Act and the Securities Act of 1933, and any instructions adopted by the Trustees supplemental thereto. The Trust will provide Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as Adviser may from time to time reasonably request. The Trust retains the right, on written notice to Adviser from the Trust, to modify any such objectives, policies or restrictions in any manner at any time.

5.           Transaction Procedures. All transactions will be consummated by payment to or delivery by US Bank, or any successor custodian (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Trust, of all cash and/or securities due to or from the Fund, and Adviser shall not have possession or custody thereof. Adviser shall advise Custodian and confirm in writing to the Trust and to Ultimus Fund Solutions, LLC, or any other designated agent of the Trust, all investment orders for the Fund placed by it with brokers and dealers. Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser.

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6.            Allocation of Brokerage. Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by Adviser and to select the markets on or in which the transactions will be executed.

In doing so, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Trust’s investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust’s Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and

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consistent with its fiduciary obligations to the Trust and to such other clients.

For each fiscal quarter of the Trust, Adviser shall prepare and render reports to the Trust’s Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

7.            Administrative Services of Adviser. The Adviser shall furnish to the Trust on behalf of the Fund, but only to the extent that the Trust does not have in effect a contract or contracts requiring a party or parties other than the Trust to furnish one or more of the following described services to the Trust, adequate (i) office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and (ii) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Trust, including complying with the securities, tax and other reporting requirements of the United States and the various states in which the Trust does business, conducting correspondence and other communications with the shareholders of the Fund, and maintaining records in connection with the investment and business activities of the Fund.

8.             Proxies. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the request of the Trust, Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

9.            Reports to Adviser. The Trust will provide Adviser with such periodic reports concerning the status of the Fund as Adviser may reasonably request.

10.          Fees for Services. For all of the services to be rendered and payments made as provided in this Agreement, the Fund will pay the Adviser a fee, computed and accrued daily and paid quarterly, at the annual rate of 0.75% of the Fund’s average daily net assets. If the Adviser serves

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as investment adviser for less than the whole of any period specified in this Section 10, the compensation to the Adviser shall be prorated. For purposes of calculating the Adviser’s fee, the daily value of the Fund’s net assets shall be computed by the same method as the Trust uses to compute the net asset value of that Fund.

Adviser agrees to reduce any portion of its compensation and/or to pay any portion of the Fund’s expenses as necessary to limit the ordinary operating expenses of the Fund (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) to no greater than 1.25% per annum until at least . Any such fee reduction or expense payment by the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of such fee reduction or expense payment, provided that the aggregate expenses for the next succeeding fiscal year, second succeeding fiscal year or third succeeding fiscal year do not exceed any limitation on expenses to which the Adviser has agreed, either pursuant to the terms of this Agreement or otherwise. Such reimbursement may be made to the Adviser prior to the Fund’s payment of current expenses if so requested by the Adviser even if such reimbursement may require the Adviser to reduce its fees hereunder to pay current Fund expenses.

11.          Allocation of Charges and Expenses. Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth herein, and shall bear the expense thereof. Adviser shall compensate all Trustees, officers and employees of the Trust who are also officers, partners or employees of Adviser.

Adviser will compensate the Trust’s principal underwriter for the performance of its obligations under the Underwriting Agreement with the Trust.

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The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under Federal and State securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer and dividend disbursing agent and the accounting and pricing agent of the Fund, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of Trustees of the Trust who are not affiliated with Adviser, the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses for delivery to the Fund’s shareholders, the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders, expenses of shareholders’ meetings and proxy solicitations, such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust’s officers and Trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Trust’s obligations. All other expenses not expressly assumed by Adviser herein incurred in connection with the registration of shares and operations of the Fund will be borne by the Fund.

12.         Other Investment Activities of Adviser. The Trust acknowledges that Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Trust agrees that Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ

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from the advice given or the timing or nature of action taken with respect to the Fund, provided that Adviser acts in good faith, and provided further, that it is Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

13.          Certificate of Authority. The Trust and the Adviser shall furnish to each other from time to time certified copies of the resolutions of their Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund and/or the Adviser.

14.          Liabilities of Adviser. Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder. Nothing in this paragraph 14 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

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15.         Confidentiality. Subject to the duty of Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of Adviser and the Trust in respect thereof.

16.          Assignment. No assignment of this Agreement shall be made by Adviser, and this Agreement shall terminate automatically in the event of such assignment. Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with Adviser.

17.          Representation, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

A.       Adviser has been duly appointed by the Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

B.       The Trust will deliver to Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for Adviser to carry out its obligations under this Agreement.

C.       The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable law and regulations.

18.          Representations, Warranties and Agreements of Adviser. Adviser represents, warrants and agrees that:

A.      Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

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B.       Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule

A. Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

C.       Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

D.       Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of Adviser shall certify to the Trust that Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to Adviser by Rule 17j-1(c)(1).

E.       Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust.

F.       Upon request of the Trust, Adviser will provide assistance to the Custodian in the collection of income due or payable to the Fund.

G.       Adviser will immediately notify the Trust of the occurrence of any event which would disqualify Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

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19.         Amendment. This Agreement may be amended at any time, but only by written agreement between Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

20.         Effective Date; Term. This Agreement shall become effective on the date of its execution and shall remain in force for a period of one (1) year from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

21.          Termination. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days’ written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

22.         Limitation of Liability. The term “Schwartz Investment Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees,

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shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust.

23.          Definitions. As used in paragraphs 16 and 20 of this Agreement, the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the Act and the rules and regulations thereunder.

24.          Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Michigan.

SCHWARTZ INVESTMENT TRUST

Attest: _____________	By:
Title:
Date:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

SCHWARTZ INVESTMENT COUNSEL, INC.

Attest: _____________	By:
Title:
Date:
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SCHEDULE A

RECORDS TO BE MAINTAINED BY THE ADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;

B.	The terms and conditions of the order and of any modification or cancellation thereof;

C.	The time of entry or cancellation;

D.	The price at which executed;

E.	The time of receipt of a report of execution; and

F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Trust;

(b)	The Adviser;

(c)	The Trust’s principal underwriter; and

(d)	Any person affiliated with the foregoing persons.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
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D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Adviser’s transactions with respect to the Fund.

*	Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.
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EXHIBIT C – FORM OF NEW ADVISORY AGREEMENT FOR AVE MARIA GROWTH FUND

INVESTMENT MANAGEMENT AGREEMENT

AVE MARIA GROWTH FUND

INVESTMENT MANAGEMENT AGREEMENT, dated as of __________ by and between Schwartz Investment Counsel, Inc., a Michigan corporation (the “Adviser”), and Schwartz Investment Trust (the “Trust”), which was organized as an Ohio business trust on August 31, 1992.

WHEREAS, the Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, shares of beneficial interest in the Trust are divided into separate series or funds; and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory and research services and other management services; and

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and desires to provide investment advisory services to the Trust;

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.     EMPLOYMENT OF THE ADVISER. The Trust, on behalf of the Ave Maria Growth Fund (the “Fund”), hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund subject to the control and direction of the Trust’s Board of Trustees, for the period of the term hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.     OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE ADVISER. In providing the services and assuming the obligations set forth herein, the Adviser may, at its expense, employ one or more sub-advisers for the Fund. Any agreement between the Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions of paragraph 10 hereof. The Adviser undertakes to provide the following services and to assume the following obligations:

a)     The Adviser will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the respective investment objective and policies of the Fund and any directions which the Trust’s Board of Trustees may issue from time to time. In pursuance of the foregoing, the Adviser may engage separate investment advisers (“sub- adviser(s)”) to make all determinations with respect to the investment of the assets of the Fund, to

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effect the purchase and sale of portfolio securities and to take such steps as may be necessary to implement the same. Such determination and services by a sub-adviser shall also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities shall be exercised. The Adviser shall, and shall cause sub-adviser to, render regular reports to the Trust’s Board of Trustees concerning the Trust’s and the Fund’s investment activities.

b)     The Adviser shall, or shall cause the respective sub-adviser(s) to place orders for the execution of all portfolio transactions, in the name of the Fund and in accordance with the policies with respect thereto set forth in the Trust’s registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Adviser shall create and maintain (or cause the sub-adviser to create and maintain) all necessary brokerage records for the Fund, which records shall comply with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the “SEC”), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Adviser (or sub-adviser) for the periods and in the places required by Rule 31a -2 under the 1940 Act.

c)     In the event of any reorganization or other change in the Adviser, its investment principals, supervisors or members of its investment (or comparable) committee, the Adviser shall give the Trust’s Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

d)     The Adviser shall bear its expenses of providing services to the Trust pursuant to this Agreement except such expenses as are undertaken by the Trust. In addition, the Adviser shall pay the salaries and fees, if any, of all Trustees, officers and employees of the Trust who are affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of the Adviser.

e)     The Adviser will manage, or will cause the sub-adviser to manage, the Fund’s assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

3.    EXPENSES. The Trust shall pay the expenses of its operation, including but not limited to (i) charges and expenses for Trust accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of the Trust’s auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (iv) brokers’ commissions, and issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for Trust membership in trade associations and all taxes and fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or shares of the Trust with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any.

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4.     COMPENSATION OF THE ADVISER.

a)     As compensation for the services rendered and obligations assumed hereunder by the Adviser, the Trust shall pay to the Adviser quarterly a fee that is equal on an annual basis to 0.75% of the average daily net assets of the Fund. Such fee shall be computed and accrued daily. If the Adviser serves as investment adviser for less than the whole of any period specified in this Section 4a, the compensation to the Adviser shall be prorated. For purposes of calculating the Adviser’s fee, the daily value of the Fund’s net assets shall be computed by the same method as the Trust uses to compute the net asset value of that Fund.

b)    The Adviser will pay all fees owing to the sub-adviser, and the Trust shall not be obligated to the sub-advisers in any manner with respect to the compensation of such sub-advisers.

c)     The Adviser reserves the right to waive all or a part of its fee.

5.     ACTIVITIES OF THE ADVISER. The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others. It is understood that the Trustees and officers of the Trust are or may become interested in the Adviser as stockholders, officers or otherwise, and that stockholders and officers of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as a shareholder or otherwise.

The Adviser has supplied to the Trust copies of its Form ADV with all exhibits and attachments thereto and will hereafter supply to the Trust, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

The Adviser has also delivered to the Trust copies of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). If in the opinion of counsel to the Trust, the code of ethics does not satisfy the requirements of Rule 17j-1, the Adviser will adopt a code of ethics that does. The Adviser shall promptly furnish the Trust with all amendments of or supplements to its code of ethics at least annually. On a quarterly basis, the Adviser shall report on compliance by the access persons of the Fund with its Code of Ethics to the Board of Trustees and upon the written request of the Trust, the Adviser shall permit the Trust, or their respective representatives to examine the reports required to be made to the Adviser by the access persons of the Fund under such code.

6.     USE OF NAMES. The Trust will not use the name of the Adviser in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; except that the Trust may use such name in any document which merely refers in accurate terms to its appointment hereunder or in any situation which is required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Adviser will not use the name of the Trust in any material relating to the Adviser in any manner not approved prior thereto by the Trust; except that the Adviser may use such name in any document which merely refers in accurate terms to the appointment of the Adviser hereunder or in any situation which is required by the SEC or a state securities commission. In all other cases, the parties may use such names to the extent that the use is approved by the party named, it being agreed that in no event shall such approval be unreasonably withheld.

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7.     LIMITATION OF LIABILITY OF THE ADVISER.

a)     Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 7, the term “Adviser” shall include Schwartz Investment Counsel, Inc. (“Schwartz”) and/or any of its affiliates and the directors, officers and employees of Schwartz and/or any of its affiliates.

b)     The Trust will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from acts or omissions of the Trust. Indemnification shall be made only after: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Trust was liable for the damages claimed or (ii) in the absence of such a decision, a reasonable determination based upon a review of the facts, that the Trust was liable for the damages claimed, which determination shall be made by either (a) the vote of a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust nor parties to the proceeding “disinterested non-party Trustees”) or (b) an independent legal counsel satisfactory to the parties hereto, whose determination shall be set forth in a written opinion. The Adviser shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent that would be permissible under the applicable provisions of Michigan Law. The Adviser shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification under such law has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the Adviser shall provide security in form and amount acceptable to the Trust for its undertaking; (ii) the Trust is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of the Trustees of the Trust, the members of which a majority are disinterested non-party Trustees, or independent legal counsel in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

8.     LIMITATION OF TRUST’S LIABILITY. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Adviser agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that the Adviser shall not seek satisfaction of any such obligation from the holders of the shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

9.     FORCE MAJEURE. The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

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10.   RENEWAL, TERMINATION AND AMENDMENT.

a)     This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year from the date hereof and it shall continue indefinitely thereafter as to the Fund, provided that such continuance is specifically approved by the parties hereto and, in addition, at least annually by (i) the vote of holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trust’s Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

b)     This Agreement may be terminated at any time, with respect to the Fund, without payment of any penalty, by the Trust’s Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust.

c)     This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

d)     The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

11.   SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.   MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Michigan. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust’s Declaration of Trust, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.

SCHWARTZ INVESTMENT TRUST

By:

SCHWARTZ INVESTMENT COUNSEL, INC.

By:

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EXHIBIT D – FORM OF NEW ADVISORY AGREEMENT FOR AVE MARIA RISING DIVIDEND FUND

Schwartz Investment Trust

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

Schwartz Investment Counsel, Inc.

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

Re: Advisory Agreement

Ladies and Gentlemen:

Schwartz Investment Trust (the “Trust”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder. The Trust has established the Ave Maria Rising Dividend Fund (the “Fund”) as a series of shares of the Trust.

1.     Appointment as Adviser. The Trust being duly authorized hereby appoints and employs Schwartz Investment Counsel, Inc. (“Adviser”) as discretionary portfolio manager, on the terms and conditions set forth herein, of the Fund.

2.     Acceptance of Appointment; Standard of Performance. Adviser accepts the appointment as discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

3.     Portfolio Management Services of Adviser. Adviser is hereby employed and authorized to select portfolio securities for investment by the Trust on behalf of the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to Adviser and the investment objectives, policies and

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restrictions of the Trust applicable to the Fund furnished pursuant to paragraph 4. Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. Adviser shall maintain on behalf of the Trust the records listed in Schedule A hereto (as amended from time to time). At the Trust’s reasonable request, Adviser will consult with the Trust with respect to any decision made by it with respect to the investments of the Fund.

4.     Investment Objectives, Policies and Restrictions. The Trust will provide Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Trust’s registration statements under the Act and the Securities Act of 1933, and any instructions adopted by the Trustees supplemental thereto. The Trust will provide Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as Adviser may from time to time reasonably request. The Trust retains the right, on written notice to Adviser from the Trust, to modify any such objectives, policies or restrictions in any manner at any time.

5.     Transaction Procedures. All transactions will be consummated by payment to or delivery by US Bank, or any successor custodian (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Trust, of all cash and/or securities due to or from the Fund, and Adviser shall not have possession or custody thereof. Adviser shall advise Custodian and confirm in writing to the Trust and to Ultimus Fund Solutions, LLC, or any other designated agent of the Trust, all investment orders for the Fund placed by it with brokers and dealers. Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser.

6.     Allocation of Brokerage. Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by Adviser and to select the markets on or in which the transactions will be executed.

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In doing so, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Trust’s investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust’s Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

For each fiscal quarter of the Trust, Adviser shall prepare and render reports to the Trust’s Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

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7.     Administrative Services of Adviser. The Adviser shall furnish to the Trust on behalf of the Fund, but only to the extent that the Trust does not have in effect a contract or contracts requiring a party or parties other than the Trust to furnish one or more of the following described services to the Trust, adequate (i) office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and (ii) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Trust, including complying with the securities, tax and other reporting requirements of the United States and the various states in which the Trust does business, conducting correspondence and other communications with the shareholders of the Fund, and maintaining records in connection with the investment and business activities of the Fund.

8.     Proxies. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the request of the Trust, Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

9.     Reports to Adviser. The Trust will provide Adviser with such periodic reports concerning the status of the Fund as Adviser may reasonably request.

10.   Fees for Services. For all of the services to be rendered and payments made as provided in this Agreement, the Fund will pay the Adviser a fee, computed and accrued daily and paid quarterly, at the annual rate of 0.75% of the Fund’s average daily net assets.

Adviser agrees to reduce any portion of its compensation and/or to pay any portion of the Fund’s expenses as necessary to limit the ordinary operating expenses of the Fund (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) to no greater than 1.25% per annum until at least __________. Any such fee reduction or expense payment by the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of such fee reduction or expense payment, provided that the aggregate expenses for the next succeeding

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fiscal year, second succeeding fiscal year or third succeeding fiscal year do not exceed any limitation on expenses to which the Adviser has agreed, either pursuant to the terms of this Agreement or otherwise. Such reimbursement may be made to the Adviser prior to the Fund’s payment of current expenses if so requested by the Adviser even if such reimbursement may require the Adviser to reduce its fees hereunder to pay current Fund expenses.

11.   Allocation of Charges and Expenses. Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth herein, and shall bear the expense thereof. Adviser shall compensate all Trustees, officers and employees of the Trust who are also officers, partners or employees of Adviser.

Adviser will compensate the Trust’s principal underwriter for the performance of its obligations under the Underwriting Agreement with the Trust.

The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under Federal and State securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer and dividend disbursing agent and the accounting and pricing agent of the Fund, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of Trustees of the Trust who are not affiliated with Adviser, the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses for delivery to the Fund’s shareholders, the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders, expenses of shareholders’ meetings and proxy solicitations, such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust’s officers and Trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Trust’s obligations. All other expenses not expressly assumed by

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Adviser herein incurred in connection with the registration of shares and operations of the Fund will be borne by the Fund.

12.   Other Investment Activities of Adviser. The Trust acknowledges that Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Trust agrees that Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that Adviser acts in good faith, and provided further, that it is Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

13.   Certificate of Authority. The Trust and the Adviser shall furnish to each other from time to time certified copies of the resolutions of their Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund and/or the Adviser.

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14.   Liabilities of Adviser. Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder. Nothing in this paragraph 14 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

15.   Confidentiality. Subject to the duty of Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of Adviser and the Trust in respect thereof.

16.   Assignment. No assignment of this Agreement shall be made by Adviser, and this Agreement shall terminate automatically in the event of such assignment. Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with Adviser.

17.   Representation, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

 A.   Adviser has been duly appointed by the Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

 B.   The Trust will deliver to Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for Adviser to carry out its obligations under this Agreement.

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 C.   The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable law and regulations.

18.   Representations, Warranties and Agreements of Adviser. Adviser represents, warrants and agrees that:

 A.   Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

 B.   Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

 C.   Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

 D.   Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of Adviser shall certify to the Trust that Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to Adviser by Rule 17j-1(c)(1).

 E.   Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust.

F.   Upon request of the Trust, Adviser will provide assistance to the Custodian in the collection of income due or payable to the Fund.

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 G.   Adviser will immediately notify the Trust of the occurrence of any event which would disqualify Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

19.   Amendment. This Agreement may be amended at any time, but only by written agreement between Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

20.   Effective Date; Term. This Agreement shall become effective on the date of its execution and shall remain in force for a period of one (1) year from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

21.   Termination. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days’ written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

22.   Limitation of Liability. The term “Schwartz Investment Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly

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agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust

23.   Definitions. As used in paragraphs 16 and 20 of this Agreement, the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the Act and the rules and regulations thereunder.

24.   Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Michigan.

SCHWARTZ INVESTMENT TRUST

Attest: _____________	By:
Title:
Date:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

SCHWARTZ INVESTMENT COUNSEL, INC.

Attest: _____________	By:
Title:
Date:
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SCHEDULE A

RECORDS TO BE MAINTAINED BY THE ADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;

B.	The terms and conditions of the order and of any modification or cancellation thereof;

C.	The time of entry or cancellation;

D.	The price at which executed;

E.	The time of receipt of a report of execution; and

F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Trust;

(b)	The Adviser;

(c)	The Trust’s principal underwriter; and

(d)	Any person affiliated with the foregoing persons.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.
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3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Adviser’s transactions with respect to the Fund.

*	Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.
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EXHIBIT E – FORM OF NEW ADVISORY AGREEMENT FOR AVE MARIA WORLD EQUITY FUND

Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Schwartz Investment Counsel, Inc.
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Re: Advisory Agreement

Ladies and Gentlemen:

Schwartz Investment Trust (the “Trust”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder. The Trust has established the Ave Maria World Equity Fund (the “Fund”) as a series of shares of the Trust.

1.            Appointment as Adviser. The Trust being duly authorized hereby appoints and employs Schwartz Investment Counsel, Inc. (“Adviser”) as discretionary portfolio manager, on the terms and conditions set forth herein, of the Fund.

2.            Acceptance of Appointment; Standard of Performance. Adviser accepts the appointment as discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

3.            Portfolio Management Services of Adviser. Adviser is hereby employed and authorized to select portfolio securities for investment by the Trust on behalf of the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to Adviser and the investment objectives, policies and

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restrictions of the Trust applicable to the Fund furnished pursuant to paragraph 4. Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. Adviser shall maintain on behalf of the Trust the records listed in Schedule A hereto (as amended from time to time). At the Trust’s reasonable request, Adviser will consult with the Trust with respect to any decision made by it with respect to the investments of the Fund.

4.            Investment Objectives, Policies and Restrictions. The Trust will provide Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Trust’s registration statements under the Act and the Securities Act of 1933, and any instructions adopted by the Trustees supplemental thereto. The Trust will provide Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as Adviser may from time to time reasonably request. The Trust retains the right, on written notice to Adviser from the Trust, to modify any such objectives, policies or restrictions in any manner at any time.

5.            Transaction Procedures. All transactions will be consummated by payment to or delivery by US Bank, or any successor custodian (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Trust, of all cash and/or securities due to or from the Fund, and Adviser shall not have possession or custody thereof. Adviser shall advise Custodian and confirm in writing to the Trust and to Ultimus Fund Solutions, LLC, or any other designated agent of the Trust, all investment orders for the Fund placed by it with brokers and dealers. Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser.

6.            Allocation of Brokerage. Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by Adviser and to select the markets on or in which the transactions will be executed.

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In doing so, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Trust’s investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust’s Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

For each fiscal quarter of the Trust, Adviser shall prepare and render reports to the Trust’s Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

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7.            Administrative Services of Adviser. The Adviser shall furnish to the Trust on behalf of the Fund, but only to the extent that the Trust does not have in effect a contract or contracts requiring a party or parties other than the Trust to furnish one or more of the following described services to the Trust, adequate (i) office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and (ii) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Trust, including complying with the securities, tax and other reporting requirements of the United States and the various states in which the Trust does business, conducting correspondence and other communications with the shareholders of the Fund, and maintaining records in connection with the investment and business activities of the Fund.

8.            Proxies. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the request of the Trust, Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

9.            Reports to Adviser. The Trust will provide Adviser with such periodic reports concerning the status of the Fund as Adviser may reasonably request.

10.          Fees for Services. For all of the services to be rendered and payments made as provided in this Agreement, the Fund will pay the Adviser a fee, computed and accrued daily and paid quarterly, at the annual rate of 0.75% of the Fund’s average daily net assets.

Adviser agrees to reduce any portion of its compensation and/or to pay any portion of the Fund’s expenses as necessary to limit the ordinary operating expenses of the Fund (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) to no greater than 1.25% per annum until at least __________. Any such fee reduction or expense payment by the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of such fee reduction or expense payment, provided that the aggregate expenses for the next succeeding

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fiscal year, second succeeding fiscal year or third succeeding fiscal year do not exceed any limitation on expenses to which the Adviser has agreed, either pursuant to the terms of this Agreement or otherwise. Such reimbursement may be made to the Adviser prior to the Fund’s payment of current expenses if so requested by the Adviser even if such reimbursement may require the Adviser to reduce its fees hereunder to pay current Fund expenses.

11.          Allocation of Charges and Expenses. Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth herein, and shall bear the expense thereof. Adviser shall compensate all Trustees, officers and employees of the Trust who are also officers, partners or employees of Adviser.

Adviser will compensate the Trust’s principal underwriter for the performance of its obligations under the Underwriting Agreement with the Trust.

The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under Federal and State securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer and dividend disbursing agent and the accounting and pricing agent of the Fund, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of Trustees of the Trust who are not affiliated with Adviser, the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses for delivery to the Fund’s shareholders, the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders, expenses of shareholders’ meetings and proxy solicitations, such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust’s officers and Trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Trust’s obligations. All other expenses not expressly assumed by

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Adviser herein incurred in connection with the registration of shares and operations of the Fund will be borne by the Fund.

12.          Other Investment Activities of Adviser. The Trust acknowledges that Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Trust agrees that Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that Adviser acts in good faith, and provided further, that it is Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

13.          Certificate of Authority. The Trust and the Adviser shall furnish to each other from time to time certified copies of the resolutions of their Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund and/or the Adviser.

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14.          Liabilities of Adviser. Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder. Nothing in this paragraph 14 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

15.          Confidentiality. Subject to the duty of Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of Adviser and the Trust in respect thereof.

16.          Assignment. No assignment of this Agreement shall be made by Adviser, and this Agreement shall terminate automatically in the event of such assignment. Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with Adviser.

17.          Representation, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

A.       Adviser has been duly appointed by the Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

B.       The Trust will deliver to Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for Adviser to carry out its obligations under this Agreement.

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C.       The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable law and regulations.

18.          Representations, Warranties and Agreements of Adviser. Adviser represents, warrants and agrees that:

A.      Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

B.       Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

C.       Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

D.       Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of Adviser shall certify to the Trust that Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to Adviser by Rule 17j-1(c)(1).

E.       Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust.

F.       Upon request of the Trust, Adviser will provide assistance to the Custodian in the collection of income due or payable to the Fund.

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G.       Adviser will immediately notify the Trust of the occurrence of any event which would disqualify Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

19.          Amendment. This Agreement may be amended at any time, but only by written agreement between Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

20.          Effective Date; Term. This Agreement shall become effective on the date of its execution and shall remain in force for a period of one (1) year from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

21.          Termination. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days’ written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

22.          Limitation of Liability. The term “Schwartz Investment Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly

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agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust.

23.          Definitions. As used in paragraphs 16 and 20 of this Agreement, the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the Act and the rules and regulations thereunder.

24.          Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Michigan.

SCHWARTZ INVESTMENT TRUST

Attest: _____________	By:
Title:
Date:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

SCHWARTZ INVESTMENT COUNSEL, INC.

Attest: _____________	By:
Title:
Date:
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SCHEDULE A

RECORDS TO BE MAINTAINED BY THE ADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;

B.	The terms and conditions of the order and of any modification or cancellation thereof;

C.	The time of entry or cancellation;

D.	The price at which executed;

E.	The time of receipt of a report of execution; and

F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Trust;

(b)	The Adviser;

(c)	The Trust’s principal underwriter; and

(d)	Any person affiliated with the foregoing persons.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.
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3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Adviser’s transactions with respect to the Fund.

*	Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.
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EXHIBIT F – FORM OF NEW ADVISORY AGREEMENT FOR AVE MARIA FOCUSED FUND

Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth Michigan 48170

Schwartz Investment Counsel, Inc.
801 W. Ann Arbor Trail, Suite 244
Plymouth Michigan 48170

Re: Advisory Agreement

Ladies and Gentlemen:

Schwartz Investment Trust (the “Trust”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder. The Trust has established the Ave Maria Focused Fund (the “Fund”) as a series of shares of the Trust.

1.            Appointment as Adviser. The Trust being duly authorized hereby appoints and employs Schwartz Investment Counsel, Inc. (“Adviser”) as discretionary portfolio manager, on the terms and conditions set forth herein, of the Fund.

2.            Acceptance of Appointment; Standard of Performance. Adviser accepts the appointment as discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

3.            Portfolio Management Services of Adviser. Adviser is hereby employed and authorized to select portfolio securities for investment by the Trust on behalf of the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code of 1986, applicable state securities laws, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to Adviser and the investment objectives, policies and

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restrictions of the Trust applicable to the Fund furnished pursuant to paragraph 4. Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. Adviser shall maintain on behalf of the Trust the records listed in Schedule A hereto (as amended from time to time). At the Trust’s reasonable request, Adviser will consult with the Trust with respect to any decision made by it with respect to the investments of the Fund.

4.            Investment Objectives, Policies and Restrictions. The Trust will provide Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Trust’s registration statements under the Act and the Securities Act of 1933, and any instructions adopted by the Trustees supplemental thereto. The Trust will provide Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as Adviser may from time to time reasonably request. The Trust retains the right, on written notice to Adviser from the Trust, to modify any such objectives, policies or restrictions in any manner at any time.

5.            Transaction Procedures. All transactions will be consummated by payment to or delivery by US Bank, or any successor custodian (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Trust, of all cash and/or securities due to or from the Fund, and Adviser shall not have possession or custody thereof. Adviser shall advise Custodian and confirm in writing to the Trust and to Ultimus Fund Solutions, LLC, or any other designated agent of the Trust, all investment orders for the Fund placed by it with brokers and dealers. Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser.

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6.            Allocation of Brokerage. Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by Adviser and to select the markets on or in which the transactions will be executed.

In doing so, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Trust’s investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust’s Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and

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consistent with its fiduciary obligations to the Trust and to such other clients.

For each fiscal quarter of the Trust, Adviser shall prepare and render reports to the Trust’s Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

7.             Administrative Services of Adviser. The Adviser shall furnish to the Trust on behalf of the Fund, but only to the extent that the Trust does not have in effect a contract or contracts requiring a party or parties other than the Trust to furnish one or more of the following described services to the Trust, adequate (i) office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and (ii) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Trust, including complying with the securities, tax and other reporting requirements of the United States and the various states in which the Trust does business, conducting correspondence and other communications with the shareholders of the Fund, and maintaining records in connection with the investment and business activities of the Fund.

8.            Proxies. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the request of the Trust, Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

9.            Reports to Adviser. The Trust will provide Adviser with such periodic reports concerning the status of the Fund as Adviser may reasonably request.

10.          Fees for Services. For all of the services to be rendered and payments made as provided in this Agreement, the Fund will pay the Adviser a fee, computed and accrued daily and paid quarterly, at the annual rate of 0.75% of the Fund’s average daily net assets.

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Adviser agrees to reduce any portion of its compensation and/or to pay any portion of the Fund’s expenses as necessary to limit the ordinary operating expenses of the Fund (including fees and other amounts payable to the Adviser, but excluding acquired fund fees and expenses, interest, taxes, brokerage costs, litigation, and other extraordinary costs) to no greater than 1.25% per annum until at least _________. Any such fee reduction or expense payment by the Adviser shall be reimbursed by the Fund to the Adviser within three years from the date of such fee reduction or expense payment by the Adviser, provided that the aggregate expenses for the fiscal year do not exceed any limitation on expenses to which the Adviser has agreed, either pursuant to the terms of this Agreement or otherwise. Such reimbursement may be made to the Adviser prior to the Fund’s payment of current expenses if so requested by the Adviser even if such reimbursement may require the Adviser to reduce its fees hereunder to pay current Fund expenses.

11.          Allocation of Charges and Expenses. Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth herein and shall bear the expense thereof. Adviser shall compensate all Trustees, officers and employees of the Trust who are also officers, partners or employees of Adviser.

Adviser will compensate the Trust’s principal underwriter for the performance of its obligations under the Underwriting Agreement with the Trust.

The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under Federal and State securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer and dividend disbursing agent and the accounting and pricing agent of the Fund, expenses including clerical

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expenses of issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of Trustees of the Trust who are not affiliated with Adviser, the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses for delivery to the Fund’s shareholders, the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders, expenses of shareholders’ meetings and proxy solicitations, such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust’s officers and Trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Trust’s obligations. All other expenses not expressly assumed by Adviser herein incurred in connection with the registration of shares and operations of the Fund will be borne by the Fund.

12.          Other Investment Activities of Adviser. The Trust acknowledges that Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Trust agrees that Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that Adviser acts in good faith, and provided further, that it is Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase,

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decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

13.          Certificate of Authority. The Trust and the Adviser shall furnish to each other from time to time certified copies of the resolutions of their Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund and/or the Adviser.

14.          Liabilities of Adviser. Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder. Nothing in this paragraph 14 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

15.          Confidentiality. Subject to the duty of Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of Adviser and the Trust in respect thereof.

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16.          Assignment. No assignment of this Agreement shall be made by Adviser, and this Agreement shall terminate automatically in the event of such assignment. Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with Adviser.

17.          Representation, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

A.       Adviser has been duly appointed by the Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

B.       The Trust will deliver to Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for Adviser to carry out its obligations under this Agreement.

C.       The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable law and regulations.

18.          Representations, Warranties and Agreements of Adviser. Adviser represents, warrants and agrees that:

A.      Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

B.       Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust and will be surrendered to the Trust promptly upon request.

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C.       Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

D.       Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of Adviser shall certify to the Trust that Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to Adviser by Rule 17j-1(c)(1).

E.       Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust.

F.       Upon request of the Trust, Adviser will provide assistance to the Custodian in the collection of income due or payable to the Fund.

G.       Adviser will immediately notify the Trust of the occurrence of any event which would disqualify Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

19.          Amendment. This Agreement may be amended at any time, but only by written agreement between Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments

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to this Agreement.

20.          Effective Date; Term. This Agreement shall become effective on the date of its execution and shall remain in force for a period of one (1) year from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

21.          Termination. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days’ written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

22.          Limitation of Liability. The term “Schwartz Investment Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but

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shall bind only the trust property of the Trust.

23.          Definitions. As used in paragraphs 16 and 20 of this Agreement, the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the Act and the rules and regulations thereunder.

24.        Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Michigan.

SCHWARTZ INVESTMENT TRUST

Attest: _____________	By:
Title:
Date:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

SCHWARTZ INVESTMENT COUNSEL, INC.

Attest: _____________	By:
Title:
Date:
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SCHEDULE A

RECORDS TO BE MAINTAINED BY THE ADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;

B.	The terms and conditions of the order and of any modification or cancellation thereof;

C.	The time of entry or cancellation;

D.	The price at which executed;

E.	The time of receipt of a report of execution; and

F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Trust;

(b)	The Adviser;

(c)	The Trust’s principal underwriter; and

(d)	Any person affiliated with the foregoing persons.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage
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commissions or other compensation.

D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Adviser’s transactions with respect to the Fund.

*	Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.
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EXHIBIT G – FORM OF NEW ADVISORY AGREEMENT FOR AVE MARIA BOND FUND

INVESTMENT MANAGEMENT AGREEMENT

AVE MARIA BOND FUND

INVESTMENT MANAGEMENT AGREEMENT, dated as of ___________ by and between Schwartz Investment Counsel, Inc., a Michigan corporation (the “Adviser”), and Schwartz Investment Trust (the “Trust”), which was organized as an Ohio business trust on August 31, 1992.

WHEREAS, the Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, shares of beneficial interest in the Trust are divided into separate series or funds; and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory and research services and other management services; and

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and desires to provide investment advisory services to the Trust;

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.       EMPLOYMENT OF THE ADVISER. The Trust, on behalf of the Ave Maria Bond Fund (the “Fund”), hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund subject to the control and direction of the Trust’s Board of Trustees, for the period of the term hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.       OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE ADVISER. In providing the services and assuming the obligations set forth herein, the Adviser undertakes to provide the following services and to assume the following obligations:

a)       The Adviser will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the respective investment objective and policies of the Fund and any directions which the Trust’s Board of Trustees may issue from time to time. In pursuance of the foregoing, the Adviser will make all determinations with respect to the investment of the assets of the Fund, to effect the purchase and sale of portfolio securities and to take such

G-1

steps as may be necessary to implement the same. The services by the Adviser shall also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities shall be exercised. The Adviser shall render regular reports to the Trust’s Board of Trustees concerning the Trust’s and the Fund’s investment activities.

b)       The Adviser shall place orders for the execution of all portfolio transactions, in the name of the Fund and in accordance with the policies with respect thereto set forth in the Trust’s registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Adviser shall create and maintain all necessary brokerage records for the Fund, which records shall comply with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the “SEC”), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a -2 under the 1940 Act.

c)       In the event of any reorganization or other change in the Adviser, its investment principals, supervisors or members of its investment (or comparable) committee, the Adviser shall give the Trust’s Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

d)       The Adviser shall bear its expenses of providing services to the Trust pursuant to this Agreement except such expenses as are undertaken by the Trust. In addition, the Adviser shall pay the salaries and fees, if any, of all Trustees, officers and employees of the Trust who are affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of the Adviser.

e)       The Adviser will manage the Fund’s assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

3.       EXPENSES. The Trust shall pay the expenses of its operation, including but not limited to (i) charges and expenses for Trust accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of the Trust’s auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (iv) brokers’ commissions, and issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for Trust membership in trade associations and all taxes and fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or shares of the Trust with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any.

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4.       COMPENSATION OF THE ADVISER.

a)       As compensation for the services rendered and obligations assumed hereunder by the Adviser, the Trust shall pay to the Adviser quarterly a fee that is equal on an annual basis to 0.25% of the average daily net assets of the Fund. Such fee shall be computed and accrued daily. If the Adviser serves as investment adviser for less than the whole of any period specified in this Section 4a, the compensation to the Adviser shall be prorated. For purposes of calculating the Adviser’s fee, the daily value of the Fund’s net assets shall be computed by the same method as the Trust uses to compute the net asset value of that Fund.

b)      The Adviser reserves the right to waive all or a part of its fee.

5.       ACTIVITIES OF THE ADVISER. The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others. It is understood that the Trustees and officers of the Trust are or may become interested in the Adviser as stockholders, officers or otherwise, and that stockholders and officers of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as a shareholder or otherwise.

The Adviser has supplied to the Trust copies of its Form ADV with all exhibits and attachments thereto and will hereafter supply to the Trust, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

The Adviser has also delivered to the Trust copies of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act. If in the opinion of counsel to the Trust, the code of ethics does not satisfy the requirements of Rule 17j-1, the Adviser will adopt a code of ethics that does. The Adviser shall promptly furnish the Trust with all amendments of or supplements to its Code of Ethics at least annually. On a quarterly basis, the Adviser shall report on compliance by the access persons of the Fund with its Code of Ethics to the Board of Trustees and upon the written request of the Trust, the Adviser shall permit the Trust, or their respective representatives to examine the reports required to be made to the Adviser by the access persons of the Fund under such code.

6.       USE OF NAMES. The Trust will not use the name of the Adviser in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; except that the Trust may use such name in any document which merely refers in accurate terms to its appointment hereunder or in any situation which is required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Adviser will not use the name of the Trust in any material relating to the Adviser in any manner not approved prior thereto by the Trust; except that the Adviser may use such name in any document which merely refers in accurate terms to the appointment of the Adviser hereunder or in any situation which is required by the SEC or a state securities commission. In all other cases, the parties may use such names to the extent that the use is approved by the party named, it being agreed that in no event shall such approval be unreasonably withheld.

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7.       LIMITATION OF LIABILITY OF THE ADVISER.

a)       Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 7, the term “Adviser” shall include Schwartz Investment Counsel, Inc. (“Schwartz”) and/or any of its affiliates and the directors, officers and employees of Schwartz and/or any of its affiliates.

b)       The Trust will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from acts or omissions of the Trust. Indemnification shall be made only after: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Trust was liable for the damages claimed or (ii) in the absence of such a decision, a reasonable determination based upon a review of the facts, that the Trust was liable for the damages claimed, which determination shall be made by either (a) the vote of a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust nor parties to the proceeding “disinterested non-party Trustees”) or (b) an independent legal counsel satisfactory to the parties hereto, whose determination shall be set forth in a written opinion. The Adviser shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent that would be permissible under the applicable provisions of Michigan Law. The Adviser shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification under such law has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the Adviser shall provide security in form and amount acceptable to the Trust for its undertaking; (ii) the Trust is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of the Trustees of the Trust, the members of which a majority are disinterested non-party Trustees, or independent legal counsel in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

8.       LIMITATION OF TRUST’S LIABILITY. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Adviser agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that the Adviser shall not seek satisfaction of any such obligation from the holders of the shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

9.       FORCE MAJEURE. The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

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10.    RENEWAL, TERMINATION AND AMENDMENT.

a)       This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year from the date hereof and it shall continue indefinitely thereafter as to the Fund, provided that such continuance is specifically approved by the parties hereto and, in addition, at least annually by (i) the vote of holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trust’s Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

b)       This Agreement may be terminated at any time, with respect to the Fund, without payment of any penalty, by the Trust’s Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust.

c)       This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

d)       The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

11.     SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.    MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Michigan. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust’s Declaration of Trust, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.

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SCHWARTZ INVESTMENT TRUST

By:

SCHWARTZ INVESTMENT COUNSEL, INC.

By:

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PROXY		PROXY
SCHWARTZ INVESTMENT TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2025 225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OHIO 45246

[INSERT FUND NAME HERE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Cathy M. Stoner and Todd E. Heim or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on April 24, 2025 at 10:30 a.m., Eastern Time, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and at any or all adjournments or postponements thereof.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:
Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: (888) 785-6709 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/AveMaria2025 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on April 24, 2025

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSALS

INSTRUCTIONS: TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS SHOWN HERE:    █

		FOR	AGAINST	ABSTAIN

1.	To Approve a Proposed New Investment Advisory Agreement between Schwartz Investment Counsel, Inc. and the Fund; and	☐	☐	☐

2.	To Approve any Adjournments of the Meeting from Time to Time to Solicit Additional Proxies if There are Insufficient Votes at the Time of the Meeting to Constitute a Quorum or to Approve the First Proposal.	☐	☐	☐

You may have received more than one proxy card due to investments in more than one Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2025

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/AVEMARIA